Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (NYSE Arca: BEF)

(the “Fund”)

Supplement dated December 20, 2018 (the “Supplement”) to the Statement of Additional Information dated May 1, 2018, as supplemented to date (the “SAI”)

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

On December 13, 2018, Aberdeen Standard Investments ETFs Advisors LLC (the “Advisor”) recommended, and the Board of Trustees of Aberdeen Standard Investments ETFs approved, a change in the name of the Fund to the Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF, and corresponding changes to the Fund’s principal investment strategies and investment objective, such changes to take effect on or about the close of business on February 28, 2019 (the “Effective Date”). The changes to the name and investment objective are set forth below. The Fund’s new principal investment strategies are set forth in the currently effective prospectus for the Fund. The Fund’s ticker symbol will also change to AOIL in connection with the Fund’s name change; therefore all references to BEF in the SAI are hereby changed to AOIL on the Effective Date. Additionally, on the Effective Date, the number of shares per Creation Unit for the Fund will be decreased from 50,000 to 25,000. Therefore, on the Effective Date, any reference in the SAI to the size of the Fund’s Creation Unit is hereby changed from 50,000 to 25,000.

Fund Name Change. On the Effective Date, the name of the Fund will change as set forth in the table below:

Current Fund Name	New Fund Name
Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF

On the Effective Date, all references in the SAI to the Current Fund Name are replaced with the New Fund Name.

Investment Objective and Index Change. On the Effective Date, the Index which the Fund seeks to outperform will change as set forth in the table below:

Current Index	New Index
Bloomberg Energy Index 3 Month ForwardSM	Bloomberg WTI Crude Oil Subindex Total Return

As a result of the change in Index, on the Effective Date, the Fund’s investment objective will be revised to reflect the New Index as follows:

The Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF (the “Fund”) is an actively managed exchange traded fund that seeks to provide a total return designed to exceed the performance of the Bloomberg WTI Crude Oil Subindex Total Return (the “Index”).

Accordingly, on the Effective Date, all references in SAI to the Current Index are replaced with the New Index.